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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2002



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-9092                   95-4352386
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                         Identification
                                                                    Number)

            333 Clay Street
              Suite 3400
            Houston, Texas                                          77002
(Address of principal executive offices)                         (Zip Code)

                                 (713) 659-1361
              (Registrant's telephone number, including area code)

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ITEM 2.  Acquisition or Disposition of Assets

ITEM 5.  Other Events

     On August 27, 2002, Cheniere Energy, Inc. issued a press release announcing that it had entered into a Contribution Agreement, as described in the press release. The press release and the Contribution Agreement are attached hereto as exhibits and incorporated herein in their entirety.

ITEM 7.  Financial Statements and Exhibits.

     (c) Exhibits.

          Exhibit 1 Press release dated August 27, 2002.

          Exhibit 2 Contribution Agreement dated as of August 26, 2002, by and among Freeport LNG Investments, LLC, Freeport LNG-GP, Inc., Cheniere Energy, Inc., Cheniere LNG, Inc. and Freeport LNG Terminal, LLC.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHENIERE ENERGY, INC.


 Date: September 4, 2002               By: /s/  Don A. Turkleson
                                           -----------------------------------
                                           Name:    Don A. Turkleson
                                           Title:   Chief Financial Officer